                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 20, 2001 (November 20, 2001)

                            GLOBALSANTAFE CORPORATION
             (Exact name of Registrant as specified in its charter)

         Cayman Islands                        1-14634                    98-0108989
  (State or other jurisdiction         (Commission File Number)        (I.R.S. Employer
of incorporation or organization)                                     Identification No.)


                             777 N. Eldridge Parkway
                            Houston, Texas 77079-4493
              (Address of principal executive offices and zip code)

        Registrant's telephone number, including area code: 713-596-5100


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           This Form 8-K/A amends and supplements the Form 8-K filed on November
20, 2001 to, among other things, include pro forma financial information required by Item 7(b) of Form 8-K. Accordingly, Item 7 of such Form 8-K is amended as set forth herein.

Item 7. Financial Statements and Exhibits.

     (a)  Financial Statements of Business Acquired.

          The financial statements of Global are incorporated herein by reference to the Annual Report of Global on Form 10-K for the year ended December 31, 2000, and the Quarterly Report of Global on Form 10-Q for the quarterly period ended September 30, 2001.

     (b)  Pro Forma Financial Information.

                            GLOBALSANTAFE CORPORATION

                UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

     On November 20, 2001, pursuant to the Agreement and Plan of Merger dated as of August 31, 2001, among Santa Fe International Corporation ("Santa Fe International"), Silver Sub, Inc., a wholly owned subsidiary of Santa Fe ("Sub"), Gold Merger Sub, Inc., a wholly owned subsidiary of Sub ("Merger Sub"), and Global Marine Inc. ("Global Marine"), Santa Fe and Global Marine consummated their business combination with the merger (the "merger") of Merger Sub with and into Global Marine, with Global Marine surviving the merger as a wholly owned subsidiary of Santa Fe. In connection with the merger, Santa Fe was renamed GlobalSantaFe Corporation (referred to herein after the merger as "GlobalSantaFe"). The accompanying unaudited pro forma combined financial statements and related notes thereto are presented to reflect the merger.

SOURCES OF INFORMATION

     GlobalSantaFe is providing the following unaudited pro forma combined financial statements to help you in your analysis of the financial aspects of the merger. The unaudited pro forma combined financial statements are based upon the historical financial information of Global Marine and Santa Fe International and should be read in conjunction with the historical consolidated financial statements and notes thereto.

HOW WE PREPARED THE UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

     The following unaudited condensed pro forma combined balance sheet has been prepared as if the merger had occurred on September 30, 2001. The unaudited condensed pro forma combined statements of operations for the year ended December 31, 2000 and the nine months ended September 30, 2001 have been prepared as if the merger had occurred on January 1, 2000.

     If Global Marine and Santa Fe International had merged on the dates assumed in the pro forma financial information, GlobalSantaFe might have performed differently. You should not


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rely on the pro forma financial information as an indication of the financial position or results of operations that GlobalSantaFe would have achieved had the merger taken place at a different date or of the future results that GlobalSantaFe will achieve.

     The merger is being accounted for as a purchase business combination in accordance with accounting principles generally accepted in the United States. As the stockholders of Global Marine owned slightly over 50% of GlobalSantaFe after the merger, Global Marine is considered the acquiring entity for financial accounting purposes. Accordingly, the historical basis of Global Marine in its assets and liabilities is carried forward to the financial statements of GlobalSantaFe. The assets and liabilities of Santa Fe International have been revalued to estimated fair value at the date of the merger in the financial statements of GlobalSantaFe, with the excess of the purchase price over the sum of such fair values recorded as goodwill. The $2.6 billion purchase price is calculated using the number of Santa Fe International ordinary shares outstanding immediately prior to the merger and a $14.67 per share average trading price of Global Marine common stock, as adjusted for the merger ratio ($22.06 per share, as adjusted), for a period of time immediately before and after the merger was announced, plus the estimated fair value of Santa Fe International's outstanding stock options.

TRANSACTION-RELATED EXPENSES

     Global Marine incurred fees and expenses totaling approximately $17 million in connection with the merger. Santa Fe International incurred fees and expenses totaling approximately $26 million in connection with the merger, including $10 million paid to Kuwait Petroleum Corporation. All of such costs have been reflected in the accompanying unaudited pro forma combined balance sheet. After the merger, GlobalSantaFe has incurred and will continue to incur certain additional charges and expenses relating to restructuring and integrating the operations of Global Marine and Santa Fe International. The pro forma financial information has not been adjusted for these additional charges and expenses or for the estimated general and administrative or other cost savings that may be realized as a result of the merger.


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

                            GLOBALSANTAFE CORPORATION

              UNAUDITED CONDENSED PRO FORMA COMBINED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2001

                                                             HISTORICAL                         PRO FORMA
                                                             ----------                         ---------
                                                      GLOBAL         SANTA FE            PURCHASE
                                                      MARINE       INTERNATIONAL        ADJUSTMENTS        COMBINED
                                                      ------       -------------        -----------        --------
                                                                             (IN MILLIONS)
Cash and cash equivalents .....................       $  290.9       $  255.9          $     --              $  546.8
Marketable securities .........................           59.2           64.7                --                 123.9
Accounts receivable ...........................          196.6          197.5                --                 394.1
Other current assets ..........................           66.6           62.0               (49.9)(1a)           78.7
                                                      --------       --------            --------            --------

     Total current assets .....................          613.3          580.1               (49.9)            1,143.5

Property and equipment, net ...................        1,905.7        1,169.5               766.0 (1b)        3,841.2
Goodwill ......................................           --             16.1               380.0 (1c)          396.1
Other assets ..................................           89.7           67.7               (18.6)(1d)          138.8
                                                      --------       --------            --------            --------

     Total assets .............................       $2,608.7       $1,833.4            $1,077.5            $5,519.6
                                                      ========       ========            ========            ========

Current liabilities ...........................          149.1          176.6                70.9 (1e)          396.6
Long-term obligations .........................          961.6           37.8                14.1 (1f)        1,013.5
Deferred taxes and other credits ..............           31.0            1.5                42.9 (1g)           75.4
Shareholders' equity ..........................        1,467.0        1,617.5               949.6 (1h)        4,034.1
                                                      --------       --------            --------            --------

     Total liabilities and
         shareholders' equity .................       $2,608.7       $1,833.4            $1,077.5            $5,519.6
                                                      ========       ========            ========            ========


See "Notes to GlobalSantaFe Unaudited Condensed Pro Forma Combined Financial Statements".






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

                           GLOBALSANTA FE CORPORATION

         UNAUDITED CONDENSED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001

                                                             HISTORICAL                         PRO FORMA
                                                             ----------                         ---------
                                                      GLOBAL         SANTA FE            PURCHASE
                                                      MARINE       INTERNATIONAL        ADJUSTMENTS        COMBINED
                                                      ------       -------------        -----------        --------
                                                                (IN MILLIONS, EXCEPT PER-SHARE AMOUNTS)

Operating revenues .............................      $  965.0       $  547.6               $11.5 (2a)       $1,524.1
Costs and expenses:
     Operating .................................         598.5          323.4                (4.7)(2b)          917.2
     Depreciation and amortization .............          98.7           68.1                23.2 (2c)          190.0
     General and administrative ................          17.3           15.6                  --                32.9
                                                     ---------      ---------             -------            --------
                                                         714.5          407.1                18.5             1,140.1

Operating income ...............................         250.5          140.5                (7.0)              384.0
Other income, net ..............................           2.2           34.1                  --                36.3
                                                     ---------      ---------             -------            --------
Income before income taxes .....................         252.7          174.6                (7.0)              420.3
Income taxes ...................................          65.6           25.2               (15.8) (2d)          75.0
                                                     ---------      ---------             -------            --------
Net income .....................................      $  187.1       $  149.4               $ 8.8            $  345.3
                                                     =========      =========             =======            ========

Earnings per share:
     Basic .....................................      $  1.06        $  1.30                                 $  1.48
     Diluted ...................................      $  1.03        $  1.28                                 $  1.45
Weighted average shares outstanding
     Basic .....................................         176.5          115.2               118.1 (3)           233.3
     Diluted ...................................         187.0          116.8               124.3 (4)           241.1


See "Notes to GlobalSantaFe Unaudited Condensed Pro Forma Combined Financial Statements".







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

                           GLOBALSANTA FE CORPORATION

         UNAUDITED CONDENSED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000


                                                             HISTORICAL                         PRO FORMA
                                                             ----------                         ---------
                                                      GLOBAL         SANTA FE            PURCHASE
                                                      MARINE       INTERNATIONAL        ADJUSTMENTS        COMBINED
                                                      ------       -------------        -----------        --------
                                                                (IN MILLIONS, EXCEPT PER-SHARE AMOUNTS)

Operating revenues ..........................         $1,039.8         $584.0               $15.3 (2a)       $1,639.1
Costs and expenses:
     Operating ..............................            716.5          369.4                (6.0)(2b)        1,079.9
     Depreciation and amortization ..........            107.0           82.6                30.9 (2c)          220.5
     Restructure costs ......................              5.2           --                   --                  5.2
     General and administrative .............             22.6           17.2                 --                 39.8
                                                   -----------    -----------           ---------          ----------
                                                         851.3          469.2                24.9             1,345.4
Operating income ............................            188.5          114.8                (9.6)              293.7
Other income, net ...........................            (33.2)          15.5                 --                (17.7)
                                                  ------------    -----------          ----------          ----------
Income before income taxes ..................            155.3          130.3                (9.6)              276.0
Income taxes ................................             41.4           23.1               (21.1) (2d)          43.4
                                                   -----------    -----------         -----------         -----------
Net income ..................................           $113.9         $107.2         $      11.5            $  232.6
                                                        ======         ======         ===========            ========

Earnings per share:
     Basic ..................................          $ 0.65         $ 0.93                                  $ 1.00
     Diluted ................................          $ 0.64         $ 0.92                                  $ 0.98
Weighted average shares outstanding
     Basic ..................................            175.3          114.9               118.0 (3)           232.9
     Diluted ................................            179.3          116.6               125.5 (4)           242.1


See "Notes to GlobalSantaFe Unaudited Condensed Pro Forma Combined Financial Statements".





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

              NOTES TO GLOBALSANTAFE UNAUDITED CONDENSED PRO FORMA
                          COMBINED FINANCIAL STATEMENTS
  (amounts in millions, except per share amounts or unless otherwise indicated)

          (1) A summary of the pro forma balance sheet adjustments to effect the merger is as follows:

     (a) Other current assets -- A reconciliation of the pro forma adjustments to other current assets is as follows:

          Adjustment to conform accounting policies for materials and supplies ................................................  $ (46.2)
          Fair value adjustment of deferred mobilization costs .......     (3.7)
                                                                        --------

             Total pro forma adjustment to other current assets ......  $ (49.9)
                                                                        ========

     (b) Property and equipment, net -- Represents the adjustment needed to record Santa Fe International's property and equipment at estimated fair value at the date of the merger.

     (c) Goodwill -- The merger is being accounted for as a purchase business combination in accordance with accounting principles generally accepted in the United States. As the stockholders of Global Marine owned slightly over 50% of GlobalSantaFe after the merger, Global Marine is considered the acquiring entity for financial accounting purposes. Accordingly, the historical basis of Global Marine in its assets and liabilities is carried forward to the financial statements of GlobalSantaFe. The assets and liabilities of Santa Fe International have been revalued to estimated fair value at the date of the merger in the financial statements of GlobalSantaFe, with the excess of the purchase price over the sum of such fair values recorded as goodwill. The $2.6 billion purchase price is calculated using the number of Santa Fe International ordinary shares outstanding immediately prior to the merger and a $14.67 per share average trading price of Global Marine common stock, as adjusted for the merger ratio ($22.06 per share, as adjusted), for a period of time immediately before and after the merger was announced, plus the estimated fair value of Santa Fe International's outstanding stock options. The recording of goodwill is supported by the nature of the offshore drilling industry, the acquisition of long-lived drilling equipment, and the long-standing relationships among Santa Fe International and its core customers.

     (d) Other assets -- A reconciliation of the pro forma adjustments to other assets is as follows:

          Fair value adjustment of prepaid pension benefits .........   $ (12.0)
          Fair value adjustment of deferred mobilization costs ......      (6.6)
                                                                        -------

                     Total pro forma adjustment to other assets .....   $ (18.6)
                                                                        =======

     (e) Current liabilities -- A reconciliation of the pro forma adjustments to current liabilities is as follows:

          Fees payable associated with the merger ...................      $33.2
          Exit costs and employee liabilities incurred ..............       27.7
          Payment to Kuwait Petroleum Corporation ...................       10.0
                                                                           -----

                  Total pro forma adjustment to current
                     liabilities ....................................      $70.9
                                                                           =====

     (f) Long-term obligations -- Represents the fair value adjustment of accrued pension and postretirement benefits.

     (g) Deferred taxes and other credits -- A reconciliation of the pro forma adjustments to deferred taxes and other credits is as follows:

          Fair value adjustment of deferred income taxes ............      $17.5
          Fair value adjustment of deferred revenues in connection
            with long-term drilling contracts .......................       25.4
                                                                           -----

                     Total pro forma adjustment to deferred taxes and
                        other credits ...............................      $42.9
                                                                           =====

     (h) Shareholders' equity -- Represents the difference between the purchase price (see Note (1c)) and the book value of the net assets of Santa Fe International at the pro forma balance sheet date.

     The purchase price has been allocated based on the estimated fair values of Santa Fe International's assets and liabilities at the closing date of the merger. For purposes of the unaudited condensed pro forma combined financial statements, the purchase price has been allocated as follows:


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

          Historical net book value of Santa Fe International ......   $1,617.5
          Adjustment to conform accounting policies for
            materials and supplies .................................      (46.2)
          Fair value adjustment of property and equipment,
            net ....................................................      766.0
          Fair value adjustment of pension and post-
            retirement benefit assets and liabilities ..............      (26.1)
          Fair value adjustment of deferred mobilization costs .....      (10.3)
          Fair value adjustment of deferred income taxes ...........      (17.5)
          Fair value adjustment of long-term drilling contracts ....      (25.4)
          Fees payable associated with the merger ..................      (33.2)
          Exit costs and employee liabilities incurred .............      (27.7)
          Payment to Kuwait Petroleum Corporation ..................      (10.0)
          Goodwill .................................................      380.0
                                                                       --------

                           Total purchase price ....................   $2,567.1
                                                                       ========

          (2) A summary of the pro forma statement of operations adjustments to effect the merger is as follows:

     (a) Operating revenues -- Represents the amortization of the net deferred credit resulting from the fair value adjustment to Santa Fe International's long-term drilling contracts.

     (b) Operating expenses -- Represents the elimination of deferred charges amortization resulting from the fair value adjustment of Santa Fe International's deferred mobilization and compensation costs.

     (c) Depreciation and amortization -- A reconciliation of the pro forma adjustments to depreciation and amortization is as follows (Goodwill resulting from the merger will not be amortized in accordance with the provisions of Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets," but instead will be evaluated at least annually for impairment):

                                                                        PRO FORMA                   PRO FORMA
                                                                    NINE MONTHS ENDED               YEAR ENDED
                                                                   SEPTEMBER 30, 2001           DECEMBER 31, 2000
                                                                   ------------------           -----------------
Additional depreciation resulting from the fair value
adjustment of Santa Fe International's property and equipment ...          $23.8                        $31.7
Elimination of goodwill amortization resulting from the fair value adjustment of Santa Fe International's pre-existing
goodwill ........................................................           (0.6)                        (0.8)
                                                                          ------                       -------

  Total pro forma adjustment to depreciation and amortization ...          $23.2                        $30.9
                                                                           =====                        =====




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     (d)  Income taxes -- Represents the incremental benefit attributable to the effect of the new tax structure on earnings of Global Marine and the pro forma adjustments to Santa Fe International's U.S. and foreign deferred income taxes.

          (3) Basic earnings per share -- The adjustment to pro forma basic weighted average shares outstanding represents the GlobalSantaFe shares to be issued to Global Marine's common stockholders in the merger.

          (4) Diluted earnings per share -- The adjustment to pro forma diluted weighted average shares outstanding is the sum of the GlobalSantaFe shares to be issued to Global Marine's common stockholders in the merger, shares issuable upon conversion of Global Marine's zero coupon convertible debentures, and the estimated dilutive effect of Global Marine employee stock options.


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

     (c)    Exhibits.

     *2.1 Agreement and Plan of Merger, dated as of August 31, 2001, among Santa Fe International Corporation, Silver Sub, Inc., Gold Merger Sub, Inc. and Global Marine Inc. (incorporated by reference to Annex A to the Joint Proxy Statement/Prospectus filed by Santa Fe International Corporation pursuant to Rule 424(b)(3) on
            October 17, 2001).

     15.1   Awareness Letter of PricewaterhouseCoopers LLP.

     23.1   Consent of PricewaterhouseCoopers LLP.

   **99.1   Press Release, dated November 20, 2001.
   -----------
     *  Incorporated by reference as indicated.

     ** Filed with the Form 8-K as originally filed on November 20, 2001.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GLOBALSANTAFE CORPORATION

                                       By: /s/ James L. McCulloch
                                          --------------------------------------
                                           James L. McCulloch
                                           Senior Vice President, General
                                           Counsel and Secretary

Date:  January 31, 2002

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